UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 17, 2008 (Date of earliest event reported)
ATHEROS COMMUNICATIONS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50534 (Commission File Number)	77-0485570 (IRS Employer Identification Number)

5480 Great America Parkway, Santa Clara, California 95054 (Address of principal executive offices) (Zip Code)
(408) 773-5200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 17, 2008, the Registrant issued a press release updating the Registrant's guidance for the fourth quarter of 2008. The full text of the Registrant's press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

        Exhibit       Description
            99.1       Press Release dated December 17, 2008.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2008	ATHEROS COMMUNICATIONS, INC. By: /s/ Jack R. Lazar Jack R. Lazar Chief Financial Officer and Vice President of Corporate Development

Exhibit Index
Exhibit No.	Description
99.1	Press Release dated December 17, 2008.